UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS
DECEMBER 31, 2012 Annual Report to Shareholders

DWS EAFE® Equity Index Fund

Contents
4 Portfolio Management Summary
9 Performance Summary
11 Investment Portfolio
34 Statement of Assets and Liabilities
36 Statement of Operations
37 Statement of Changes in Net Assets
38 Financial Highlights
39 Notes to Financial Statements
48 Report of Independent Registered Public Accounting Firm
49 Information About Your Fund's Expenses
50 Tax Information
51 Investment Management Agreement Approval
56 Summary of Management Fee Evaluation by Independent Fee Consultant
60 Board Members and Officers
65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

DWS EAFE® Equity Index Fund produced a total return of 18.35% in 2012, compared with a return of 17.32% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.

Investment Strategy
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International ("MSCI") EAFE Index, which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

While the developed international markets registered a robust return in 2012, the strong performance was largely a second-half story. During the first five months of the year, market performance was pressured by adverse headlines regarding the European debt crisis and the continued slowdown in China's economic growth. On May 31, in fact, the year-to-date return of the MSCI EAFE Index stood at -3.79%. However, the summer months brought a gradual restoration of investor confidence that stemmed, in part, from the aggressive response of the world's central banks. In the United States, the U.S. Federal Reserve Board (the Fed) announced expansions of its stimulative "quantitative easing" policy and said that it would maintain near-zero interest rates until the unemployment rate declines significantly. In addition, European Central Bank (ECB) President Mario Draghi announced in July that the ECB would do "whatever it takes" to keep the region's currency union together. These moves provided investors with the confidence to take advantage of valuations that were well below the historical average, sparking a second-half rally and enabling the MSCI EAFE Index to finish with its second-best calendar year return of the past six years.

Positive Attribution

The strong performance of the international markets was driven, in large part, by the robust gains in financial stocks. The rally was most pronounced in Europe, where financials produced a return well above that of the broader market. In the 2009 to 2011 period, financials struggled in the aftermath of the 2008 financial crisis and the emergence of the debt problems in Europe. The sector staged a strong recovery in the second half of this year, however, as the ECB's aggressive approach made investors more willing to take advantage of financials' low valuations and high dividend yields. The rally was broad-based, with substantial gains for banking stocks such as Barclays PLC and insurance companies such as Allianz SE and Prudential PLC. The gains weren't limited to Europe, as surging real estate stocks helped Hong Kong and Singapore to register gains well in excess of the broader market.

The consumer discretionary, consumer staples and health care sectors also outperformed the index during the annual period. Apparel companies such as Adidas AG topped the charts in the consumer discretionary group, while health care was led by biotechnology and life sciences companies.

From a geographic standpoint, the largest contribution to 2012 performance came from Germany, which returned over 30.90% based on the MSCI Germany Index. The German economy has continued to grow even as the broader European region has slipped into a recession, and investors have been attracted to the country due to the substantial representation of large, global companies with attractive dividends. Germany wasn't alone, however: France, the Netherlands and Switzerland were also among those that delivered market-beating returns.

Negative Attribution

Japan was a major detractor from index performance during 2012. Even though the country finished the year with a gain of 8.18%, as measured by the MSCI Japan Index, its return fell well short of the broader market. Japanese stocks continued to lag due to the country's lackluster growth and rising debt, as well as the disproportionate impact that the growth slowdown in China is having on Japan's economy. The consumer electronics companies Sharp Corp., Panasonic Corp. and Sony Corp. were hit particularly hard, as were auto manufacturers and heavy-industrial stocks.

Similarly, the U.K market finished with a strong absolute gain but trailed the MSCI EAFE Index. The country continues to experience lackluster economic growth, with a contraction in its gross domestic product during the first half of the year despite the lead-up to the Olympics.

The smaller European countries most affected by the region's debt crisis — Ireland, Greece, Italy and Spain — finished the year well behind the market despite their strong fourth quarter performances. All provided total returns below 6%, but the impact on the index was limited due to the countries' small weightings in the benchmark.

In terms of sector performance, those most sensitive to global economic trends — industrials, materials and energy — all finished behind the MSCI EAFE Index, with energy turning in the weakest performance due to the downturn in the price of oil. Many stocks in these areas were pressured by concerns regarding the slowdown in China's economy and its impact on global demand. Telecommunications stocks were also extremely weak, particularly European operators that were hurt by rising competition, including Telefonica S.A., KPN NV and France Telecom SA.

Ten Largest Equity Holdings at December 31, 2012 (13.9% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC Explores, produces and refines petroleum	United Kingdom	2.0%
2. Nestle SA A multinational company that markets a wide range of food products	Switzerland	1.9%
3. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.8%
4. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	1.3%
5. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.3%
6. BP PLC Exporter and producer of oil and natural gas	United Kingdom	1.2%
7. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	1.2%
8. BHP Billiton Ltd Producer of petroleum, minerals and steel products	Australia	1.1%
9. Vodafone Group PLC Provides a range of mobile telecommunications services	United Kingdom	1.1%
10. Sanofi Manufactures prescription pharmaceuticals	France	1.0%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 65 for contact information.

"The strong performance of the international markets was driven, in large part, by the robust gains in financial stocks."

Outlook and Positioning

We made no changes in the fund's strategy, as our goal is to replicate the return and risk characteristics of the index. To this end, all changes made to the index were incorporated in the fund in order to maintain proper tracking. The index itself provides broad-based exposure to 22 of the largest developed markets outside the United States, across all sectors of the economy. We will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Northern Trust Investments, Inc. in June 2004 and is responsible for the management of quantitative equity portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market-capitalization index that tracks international stock performance in the 22 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The MSCI Germany Index is designed to measure the performance of the large- and mid-cap segments of the German market. With 51 constituents, the index covers about 85% of the equity universe in Germany.

The MSCI Japan Index is a free float-adjusted market-capitalization-weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The MSCI Japan Total Return Index takes into account both price performance and income from dividend payments

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

Contribution incorporates both a stock's total return and its weighting in the index.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government or other securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. For the companies whose bonds the central banks are willing to purchase, it means having to pay lower interest rates on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope that it encourages consumers to spend more, thus helping the overall economy, and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

Performance Summary December 31, 2012 (Unaudited)
Average Annual Total Returns as of 12/31/12
No Sales Charges	1-Year	3-Year	5-Year	10-Year
Institutional Class	18.35%	3.74%	-3.65%	7.90%
MSCI EAFE® Index†	17.32%	3.56%	-3.69%	8.21%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 is 0.50% for Institutional Class shares and may differ from the expense ratio disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the Fund's investment advisor. There is no guarantee that the Fund will be able to mirror the MSCI EAFE® Index closely to track its performance.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/12	$12.39
12/31/11	$10.79
Distribution Information: Twelve Months as of 12/31/12: Income Dividends	$.38

Growth of an Assumed $1,000,000 Investment

Yearly periods ended December 31

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

† The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Morningstar Rankings — Foreign Large Blend Funds Category as of 12/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Institutional Class 1-Year	371	of	786	47
3-Year	387	of	713	54
5-Year	302	of	589	51
10-Year	154	of	325	47

Source: Morningstar, Inc. Includes portfolios that invest assets in securities with primary trading markets outside of the United States. It is not possible to invest directly in a Morningstar category. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested.

Investment Portfolio as of December 31, 2012
	Shares	Value ($)

Common Stocks 98.5%
Australia 8.8%
AGL Energy Ltd.	13,199	211,959
ALS Ltd.	8,401	95,495
Alumina Ltd.	60,170	58,183
Amcor Ltd.	29,404	248,636
AMP Ltd.	70,923	360,495
APA Group	19,984	115,354
Asciano Group	24,080	117,681
ASX Ltd.	4,255	138,818
Aurizon Holdings Ltd.	44,873	176,234
Australia & New Zealand Banking Group Ltd.	66,239	1,734,196
Bendigo & Adelaide Bank Ltd.	9,363	83,485
BGP Holdings PLC*	328,818	0
BHP Billiton Ltd.	78,688	3,073,010
Boral Ltd.	17,970	82,657
Brambles Ltd.	37,774	300,611
Caltex Australia Ltd.	3,298	66,468
Centro Retail Australia (REIT)	34,666	82,075
CFS Retail Property Trust (REIT)	49,194	98,570
Coca-Cola Amatil Ltd.	13,830	194,441
Cochlear Ltd.	1,410	116,648
Commonwealth Bank of Australia	38,828	2,522,165
Computershare Ltd.	10,977	103,365
Crown Ltd.	9,619	107,154
CSL Ltd.	12,352	697,790
Dexus Property Group (REIT)	110,626	117,298
Echo Entertainment Group Ltd.	17,311	62,420
Flight Centre Ltd.	1,450	41,121
Fortescue Metals Group Ltd.	33,977	168,571
Goodman Group (REIT)	41,955	190,869
GPT Group (REIT)	34,219	132,227
Harvey Norman Holdings Ltd.	11,888	23,618
Iluka Resources Ltd.	10,089	97,770
Incitec Pivot Ltd.	39,367	133,778
Insurance Australia Group Ltd.	50,498	248,345
Leighton Holdings Ltd.	3,744	70,440
Lend Lease Group	13,432	130,861
Macquarie Group Ltd.	7,904	293,953
Metcash Ltd.	23,107	80,469
Mirvac Group (REIT) (Units)	84,275	131,329
National Australia Bank Ltd.	55,480	1,450,956
Newcrest Mining Ltd.	18,638	435,141
Orica Ltd.	8,812	231,725
Origin Energy Ltd.	26,413	323,234
OZ Minerals Ltd.	7,135	50,804
Qantas Airways Ltd.*	27,216	42,792
QBE Insurance Group Ltd.	28,826	329,931
Ramsay Health Care Ltd.	3,214	91,311
Rio Tinto Ltd.	10,656	741,699
Santos Ltd.	23,009	269,471
Sims Metal Management Ltd.	4,056	39,544
Sonic Healthcare Ltd.	9,150	127,770
SP AusNet	40,280	46,263
Stockland (REIT) (Units)	53,166	196,012
Suncorp Group Ltd.	31,171	331,409
Sydney Airport	5,417	19,118
TABCORP Holdings Ltd.	16,847	53,841
Tatts Group Ltd.	32,547	102,477
Telstra Corp., Ltd.	107,143	488,091
Toll Holdings Ltd.	16,609	79,511
Transurban Group	32,774	208,152
Treasury Wine Estates Ltd.	16,287	80,208
Wesfarmers Ltd.	24,564	947,883
Westfield Group (REIT) (Units)	52,135	575,277
Westfield Retail Trust (REIT)	70,764	222,715
Westpac Banking Corp.	75,128	2,053,880
Whitehaven Coal Ltd.	10,719	39,636
Woodside Petroleum Ltd.	16,083	573,189
Woolworths Ltd.	30,072	919,123
WorleyParsons Ltd.	5,059	124,802
(Cost $12,892,969)		23,904,524
Austria 0.3%
Andritz AG	1,746	112,177
Erste Group Bank AG*	5,440	173,947
Immofinanz AG*	23,046	97,158
OMV AG	3,538	128,472
Raiffeisen Bank International AG (a)	1,130	47,235
Telekom Austria AG	5,661	42,838
Verbund AG	1,669	41,334
Vienna Insurance Group AG Wiener Versicherung Gruppe	941	50,479
Voestalpine AG	2,717	99,909
(Cost $731,042)		793,549
Belgium 1.2%
Ageas	5,567	166,095
Anheuser-Busch InBev NV	19,594	1,712,293
Belgacom SA (a)	3,756	110,714
Colruyt SA	1,872	92,947
Delhaize Group SA	2,494	99,898
Groupe Bruxelles Lambert SA	1,982	156,249
KBC GROEP NV	5,764	200,631
Solvay SA	1,439	207,146
Telenet Group Holding NV	1,313	61,007
UCB SA	2,648	152,337
Umicore SA	2,803	154,560
(Cost $2,622,086)		3,113,877
Channel Islands 0.1%
Randgold Resources Ltd.	2,171	213,965
Resolution Ltd.	33,224	132,627
(Cost $312,830)		346,592
Denmark 1.1%
A P Moller-Maersk AS "A"	13	92,577
A P Moller-Maersk AS "B"	32	244,942
Carlsberg AS "B"	2,597	255,323
Coloplast AS "B"	2,810	137,719
Danske Bank AS*	16,269	276,581
DSV AS	4,497	117,265
Novo Nordisk AS "B"	9,944	1,624,053
Novozymes AS "B"	5,884	166,520
TDC AS	11,609	82,270
Tryg AS	610	46,120
William Demant Holding AS*	652	55,956
(Cost $1,109,894)		3,099,326
Finland 0.8%
Elisa Oyj	3,479	77,742
Fortum Oyj	10,785	202,818
Kesko Oyj "B"	1,638	53,690
Kone Oyj "B"	3,862	285,972
Metso Corp.	3,153	137,353
Neste Oil Oyj	2,931	38,215
Nokia Oyj (a)	90,563	356,148
Nokian Renkaat Oyj	2,718	109,369
Orion Oyj "B"	2,308	67,836
Pohjola Bank PLC	3,359	50,160
Sampo Oyj "A"	10,168	328,797
Stora Enso Oyj "R"	12,917	91,360
UPM-Kymmene Oyj	12,915	153,476
Wartsila Oyj	4,124	182,402
(Cost $2,185,295)		2,135,338
France 9.0%
Accor SA	3,641	130,605
Aeroports de Paris	687	53,044
Air Liquide SA	7,631	956,291
Alstom SA	5,014	205,459
Arkema	1,501	157,822
AtoS	1,354	96,480
AXA SA	43,182	781,074
BNP Paribas SA	24,475	1,379,586
Bouygues SA	4,650	137,112
Bureau Veritas SA	1,361	151,320
Cap Gemini	3,640	158,631
Carrefour SA	14,758	382,165
Casino Guichard-Perrachon SA	1,363	131,113
Christian Dior SA	1,319	228,036
Cie Generale des Etablissements Michelin "B"	4,458	422,632
CNP Assurances	3,657	55,705
Compagnie de St-Gobain	9,691	414,664
Compagnie Generale de Geophysique-Veritas*	4,044	121,881
Credit Agricole SA*	24,390	198,025
DANONE SA	14,135	933,894
Dassault Systemes SA	1,570	175,754
Edenred	4,182	130,048
Electricite de France	5,757	107,899
Essilor International SA	4,916	498,435
Eurazeo	802	38,907
Eutelsat Communications	3,239	107,547
Fonciere des Regions (REIT)	664	55,649
France Telecom SA	45,353	507,890
GDF Suez	31,178	642,389
Gecina SA (REIT)	539	60,158
Groupe Eurotunnel SA (Registered)	13,303	102,716
Icade (REIT)	542	48,623
Iliad SA	534	91,920
Imerys SA	790	51,260
JC Decaux SA	1,629	39,314
Klepierre (REIT)	2,483	100,080
L'Oreal SA	5,883	821,797
Lafarge SA	4,497	288,159
Lagardere SCA	2,906	98,673
Legrand SA	5,717	241,296
LVMH Moet Hennessy Louis Vuitton SA	6,214	1,157,961
Natixis	22,817	78,939
Pernod Ricard SA	5,198	611,216
PPR	1,830	341,081
PSA Peugeot Citroen SA* (a)	5,654	41,914
Publicis Groupe	4,326	259,195
Remy Cointreau SA	531	58,050
Renault SA	4,656	256,880
Rexel SA	2,473	50,533
Safran SA	5,713	249,290
Sanofi	29,100	2,759,705
Schneider Electric SA	12,850	958,398
SCOR SE	3,916	105,593
Societe BIC SA	712	84,995
Societe Generale*	17,151	645,122
Sodexo	2,282	191,221
Suez Environnement Co.	6,890	83,078
Technip SA	2,501	287,938
Thales SA	2,125	73,358
Total SA	51,962	2,689,425
Unibail-Rodamco SE (REIT)	2,256	552,283
Vallourec SA	2,475	129,161
Veolia Environnement	7,967	97,117
Vinci SA	11,263	536,033
Vivendi	31,806	716,260
Wendel	805	83,339
Zodiac Aerospace	801	89,458
(Cost $20,144,932)		24,491,596
Germany 8.0%
Adidas AG	5,084	453,077
Allianz SE (Registered)	11,104	1,538,311
Axel Springer AG	919	39,221
BASF SE	22,435	2,108,695
Bayer AG	20,175	1,915,869
Bayerische Motoren Werke (BMW) AG	8,100	781,180
Beiersdorf AG	2,443	199,617
Brenntag AG	1,265	166,193
Celesio AG	1,960	33,754
Commerzbank AG*	91,358	173,859
Continental AG	2,700	312,404
Daimler AG (Registered)	22,174	1,211,693
Deutsche Bank AG (Registered) (b)	22,682	988,199
Deutsche Boerse AG	4,692	286,381
Deutsche Lufthansa AG (Registered)	5,647	106,144
Deutsche Post AG (Registered)	22,156	485,822
Deutsche Telekom AG (Registered)	68,598	779,358
E.ON AG	43,963	818,705
Fraport AG	905	52,701
Fresenius Medical Care AG & Co. KGaA	5,210	359,970
Fresenius SE & Co. KGaA	3,012	346,660
GEA Group AG	4,305	139,046
Hannover Rueckversicherung AG (Registered)	1,428	111,148
HeidelbergCement AG	3,420	207,193
Henkel AG & Co. KGaA	3,177	217,596
Hochtief AG*	697	40,500
Hugo Boss AG	604	64,045
Infineon Technologies AG	26,311	213,508
K+S AG (Registered)	4,185	193,486
Kabel Deutschland Holding AG	2,218	165,858
Lanxess AG	2,002	175,088
Linde AG	4,528	789,635
MAN SE	999	106,822
Merck KGaA	1,565	206,483
Metro AG	3,193	88,514
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,371	784,785
RWE AG	11,947	493,205
Salzgitter AG	965	50,287
SAP AG	22,493	1,801,836
Siemens AG (Registered)	20,071	2,181,509
Suedzucker AG	2,010	82,246
ThyssenKrupp AG	9,388	220,583
United Internet AG (Registered)	2,208	47,660
Volkswagen AG	727	156,183
(Cost $14,987,316)		21,695,029
Greece 0.1%
Coca-Cola Hellenic Bottling Co. SA*	4,821	114,054
OPAP SA	5,518	39,526
(Cost $148,778)		153,580
Hong Kong 3.0%
AIA Group Ltd.	264,577	1,054,456
ASM Pacific Technology Ltd.	4,800	58,921
Bank of East Asia Ltd.	32,874	127,679
BOC Hong Kong (Holdings) Ltd.	89,321	280,225
Cathay Pacific Airways Ltd.	29,000	53,914
Cheung Kong (Holdings) Ltd.	34,000	526,281
Cheung Kong Infrastructure Holdings Ltd.	12,000	73,716
CLP Holdings Ltd.	44,274	372,641
First Pacific Co., Ltd.	52,928	58,642
Galaxy Entertainment Group Ltd.*	50,497	201,093
Hang Lung Properties Ltd.	56,000	224,532
Hang Seng Bank Ltd.	18,900	291,974
Henderson Land Development Co., Ltd.	23,424	166,860
HKT Trust & HKT Ltd.	56,000	54,951
Hong Kong & China Gas Co., Ltd.	126,907	348,054
Hong Kong Exchanges & Clearing Ltd.	26,500	456,527
Hopewell Holdings Ltd.	14,000	60,535
Hutchison Whampoa Ltd.	52,100	552,693
Hysan Development Co., Ltd.	15,773	76,382
Kerry Properties Ltd.	17,432	90,936
Li & Fung Ltd.	142,240	256,282
Link (REIT)	55,715	279,015
MGM China Holdings Ltd.	21,497	39,339
MTR Corp., Ltd.	35,408	140,162
New World Development Co., Ltd.	89,010	139,924
Noble Group Ltd.	94,891	91,503
NWS Holdings Ltd.	35,860	61,207
Orient Overseas International Ltd.	4,900	32,296
PCCW Ltd.	96,200	42,497
Power Assets Holdings Ltd.	33,500	287,532
Shangri-La Asia Ltd.	39,540	79,673
Sino Land Co., Ltd.	71,096	128,021
SJM Holdings Ltd.	49,337	116,103
Sun Hung Kai Properties Ltd.	38,364	581,028
Swire Pacific Ltd. "A"	16,500	205,044
Swire Properties Ltd.	29,400	98,869
Wharf Holdings Ltd.	36,750	291,018
Wheelock & Co., Ltd.	22,000	111,670
Wing Hang Bank Ltd.	4,089	43,106
Yue Yuen Industrial (Holdings) Ltd.	18,500	62,454
(Cost $5,014,989)		8,217,755
Ireland 0.6%
CRH PLC (c)	14,344	297,651
CRH PLC (c)	3,428	71,658
Elan Corp. PLC*	12,092	124,879
Experian PLC	24,839	401,330
James Hardie Industries SE (CDI)	10,798	104,462
Kerry Group PLC "A" (c)	205	10,882
Kerry Group PLC "A" (c)	3,382	178,363
Prothena Corp. PLC* (e)	295	2,162
Ryanair Holdings PLC	4,712	29,356
Shire PLC	13,601	417,727
(Cost $1,130,512)		1,638,470
Israel 0.5%
Bank Hapoalim BM*	25,690	110,520
Bank Leumi Le-Israel*	31,952	109,258
Bezeq Israeli Telecommunication Corp., Ltd.	47,961	55,386
Delek Group Ltd.	105	24,737
Israel Chemicals Ltd.	10,965	132,188
Israel Discount Bank "A"*	1	1
Mellanox Technologies Ltd.*	851	51,226
Mizrahi Tefahot Bank Ltd.*	2,751	28,421
NICE Systems Ltd.*	1,460	48,915
Teva Pharmaceutical Industries Ltd.	23,017	861,493
The Israel Corp., Ltd.	53	34,805
(Cost $1,929,777)		1,456,950
Italy 2.2%
Assicurazioni Generali SpA	28,447	518,894
Atlantia SpA	8,107	147,037
Banca Monte dei Paschi di Siena SpA*	147,320	45,495
Banco Popolare Societa Cooperativa*	43,547	72,891
Enel Green Power SpA	43,240	80,869
Enel SpA	161,169	670,525
Eni SpA	62,132	1,532,768
EXOR SpA	1,453	36,610
Fiat Industrial SpA	21,364	234,245
Fiat SpA*	20,661	104,362
Finmeccanica SpA*	9,957	57,705
Intesa Sanpaolo	245,655	424,984
Intesa Sanpaolo (RSP)	22,968	32,582
Luxottica Group SpA	4,074	169,279
Mediobanca SpA	12,748	78,965
Pirelli & C. SpA	5,882	67,484
Prysmian SpA	4,985	100,857
Saipem SpA	6,399	248,265
Snam SpA	40,718	189,341
Telecom Italia SpA	227,367	205,522
Telecom Italia SpA (RSP)	147,345	116,594
Terna — Rete Elettrica Nationale SpA	31,782	127,280
UBI Banca — Unione di Banche Italiane ScpA	20,039	93,469
UniCredit SpA*	99,033	489,034
(Cost $7,115,574)		5,845,057
Japan 19.8%
ABC-Mart, Inc.	700	30,431
Acom Co., Ltd.*	1,090	31,351
Advantest Corp.	3,500	55,237
AEON Co., Ltd.	14,600	166,886
Aeon Credit Service Co., Ltd.	1,430	28,872
AEON Mall Co., Ltd.	1,800	43,997
Air Water, Inc.	3,553	45,224
Aisin Seiki Co., Ltd.	4,600	143,462
Ajinomoto Co., Inc.	16,000	211,698
Alfresa Holdings Corp.	1,000	39,079
All Nippon Airways Co., Ltd.	31,000	64,992
Amada Co., Ltd.	9,000	58,561
Aozora Bank Ltd.	14,000	43,017
Asahi Glass Co., Ltd.	25,000	181,634
Asahi Group Holdings Ltd.	9,400	199,253
Asahi Kasei Corp.	31,000	183,065
ASICS Corp.	3,500	53,322
Astellas Pharma, Inc.	10,800	485,150
Benesse Holdings, Inc.	1,600	66,317
Bridgestone Corp.	16,000	414,738
Brother Industries Ltd.	5,800	62,578
Calbee, Inc.	400	28,156
Canon, Inc.	27,700	1,086,454
Casio Computer Co., Ltd.	5,700	49,984
Central Japan Railway Co.	3,500	283,975
Chiyoda Corp.	4,065	58,206
Chubu Electric Power Co., Inc.	16,100	214,827
Chugai Pharmaceutical Co., Ltd.	5,400	103,491
Chugoku Electric Power Co., Inc.	7,100	111,341
Citizen Holdings Co., Ltd.	6,400	33,831
Coca-Cola West Co., Ltd.	1,400	21,555
Cosmo Oil Co., Ltd.	14,000	31,071
Credit Saison Co., Ltd.	3,700	92,525
Dai Nippon Printing Co., Ltd.	14,000	109,714
Dai-ichi Life Insurance Co., Ltd.	212	298,294
Daicel Corp.	7,000	46,317
Daido Steel Co., Ltd.	7,000	35,136
Daihatsu Motor Co., Ltd.	5,000	98,898
Daiichi Sankyo Co., Ltd.	16,800	257,704
Daikin Industries Ltd.	5,600	192,419
Dainippon Sumitomo Pharma Co., Ltd.	3,900	46,854
Daito Trust Construction Co., Ltd.	1,800	169,384
Daiwa House Industry Co., Ltd.	12,000	206,481
Daiwa Securities Group, Inc.	41,000	228,357
DeNA Co., Ltd.	2,600	85,490
Denki Kagaku Kogyo Kabushiki Kaisha	12,000	41,071
Denso Corp.	11,800	410,580
Dentsu, Inc.	4,300	115,505
Don Quijote Co., Ltd.	1,400	51,288
East Japan Railway Co.	8,339	539,169
Eisai Co., Ltd.	6,100	254,701
Electric Power Development Co., Ltd.	2,900	68,746
FamilyMart Co., Ltd.	1,400	57,630
FANUC Corp.	4,700	874,030
Fast Retailing Co., Ltd.	1,300	330,166
Fuji Electric Co., Ltd.	13,000	32,070
Fuji Heavy Industries Ltd.	13,982	176,051
Fujifilm Holdings Corp.	11,200	225,586
Fujitsu Ltd.	45,000	188,940
Fukuoka Financial Group, Inc.	19,000	76,047
Gree, Inc.	2,240	34,730
GS Yuasa Corp.	9,000	36,225
Hakuhodo Dy Holdings, Inc.	560	36,249
Hamamatsu Photonics KK	1,778	64,145
Hankyu Hanshin Holdings, Inc.	27,000	139,389
Hino Motors Ltd.	6,000	53,804
Hirose Electric Co., Ltd.	700	83,807
Hisamitsu Pharmaceutical Co., Inc.	1,500	74,374
Hitachi Chemical Co., Ltd.	2,500	37,263
Hitachi Construction Machinery Co., Ltd.	2,500	52,481
Hitachi High-Technologies Corp.	1,500	31,033
Hitachi Ltd.	114,000	670,905
Hitachi Metals Ltd.	4,000	33,826
Hokkaido Electric Power Co., Inc.	4,500	54,644
Hokuriku Electric Power Co.	4,200	49,656
Honda Motor Co., Ltd.	39,800	1,466,965
Hoya Corp.	10,500	206,734
Hulic Co., Ltd.	5,600	38,027
IBIDEN Co., Ltd.	3,000	47,888
Idemitsu Kosan Co., Ltd.	500	43,548
IHI Corp.	32,000	82,252
INPEX Corp.	54	288,190
Isetan Mitsukoshi Holdings Ltd.	8,320	80,979
Isuzu Motors Ltd.	29,000	172,749
Itochu Corp.	36,400	384,234
Itochu Techno-Solutions Corp.	600	24,725
J. Front Retailing Co., Ltd.	12,000	66,160
Japan Airlines Co., Ltd.*	1,400	59,923
Japan Petroleum Exploration Co., Ltd.	700	24,464
Japan Prime Realty Investment Corp. (REIT)	20	57,703
Japan Real Estate Investment Corp. (REIT)	14	137,323
Japan Retail Fund Investment Corp. (REIT)	52	95,383
Japan Steel Works Ltd.	8,000	51,826
Japan Tobacco, Inc.	21,900	617,398
JFE Holdings, Inc.	12,125	228,590
JGC Corp.	5,000	155,761
JSR Corp.	4,400	83,124
JTEKT Corp.	5,500	52,451
Jupiter Telecommunications Co., Ltd.	48	59,624
JX Holdings, Inc.	55,700	313,715
Kajima Corp.	21,000	69,359
Kamigumi Co., Ltd.	6,000	47,630
Kaneka Corp.	7,000	35,206
Kansai Electric Power Co., Inc.	18,400	193,324
Kansai Paint Co., Ltd.	5,000	53,852
Kao Corp.	13,000	338,707
Kawasaki Heavy Industries Ltd.	34,000	92,397
KDDI Corp.	6,600	466,191
Keikyu Corp.	11,000	97,355
Keio Corp.	14,000	104,386
Keisei Electric Railway Co., Ltd.	7,000	59,088
Keyence Corp.	1,070	295,310
Kikkoman Corp.	4,000	57,140
Kinden Corp.	3,000	19,452
Kintetsu Corp. (a)	39,900	163,226
Kirin Holdings Co., Ltd.	21,000	246,759
Kobe Steel Ltd.*	61,000	77,891
Koito Manufacturing Co., Ltd.	2,158	31,469
Komatsu Ltd.	22,900	585,999
Konami Corp.	2,300	51,712
Konica Minolta Holdings, Inc.	12,000	86,454
Kubota Corp.	27,000	310,106
Kuraray Co., Ltd.	8,500	111,286
Kurita Water Industries Ltd.	2,800	61,519
Kyocera Corp.	3,700	335,520
Kyowa Hakko Kirin Co., Ltd.	5,910	58,365
Kyushu Electric Power Co., Inc.	10,300	117,578
Lawson, Inc.	1,500	101,960
LIXIL Group Corp.	6,548	145,817
M3, Inc.	17	27,023
Mabuchi Motor Co., Ltd.	600	25,580
Makita Corp.	2,700	125,583
Marubeni Corp.	41,000	293,810
Marui Group Co., Ltd.	5,300	42,409
Maruichi Steel Tube Ltd.	1,000	22,900
Mazda Motor Corp.*	65,000	132,732
McDonald's Holdings Co. (Japan), Ltd.	1,700	44,843
Medipal Holdings Corp.	3,500	38,564
MEIJI Holdings Co., Ltd.	1,600	69,349
Miraca Holdings, Inc.	1,307	52,626
Mitsubishi Chemical Holdings Corp.	33,500	167,104
Mitsubishi Corp.	34,400	661,227
Mitsubishi Electric Corp.	47,000	400,038
Mitsubishi Estate Co., Ltd.	31,000	741,096
Mitsubishi Gas Chemical Co., Inc.	9,000	55,144
Mitsubishi Heavy Industries Ltd.	73,000	353,014
Mitsubishi Logistics Corp.	3,000	43,033
Mitsubishi Materials Corp.	26,000	88,622
Mitsubishi Motors Corp.*	96,000	99,233
Mitsubishi Tanabe Pharma Corp.	5,500	71,711
Mitsubishi UFJ Financial Group, Inc.	311,100	1,674,072
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,430	61,503
Mitsui & Co., Ltd.	42,500	635,812
Mitsui Chemicals, Inc.	20,000	52,240
Mitsui Fudosan Co., Ltd.	20,000	488,622
Mitsui O.S.K Lines Ltd.	26,000	77,480
Mizuho Financial Group, Inc.	558,090	1,021,106
MS&AD Insurance Group Holdings, Inc.	12,200	243,738
Murata Manufacturing Co., Ltd.	5,000	294,894
Nabtesco Corp.	2,325	51,451
Namco Bandai Holdings, Inc.	4,050	52,525
NEC Corp.*	63,900	134,552
Nexon Co., Ltd.*	2,500	25,233
NGK Insulators Ltd.	7,000	82,323
NGK Spark Plug Co., Ltd.	4,000	53,157
NHK Spring Co., Ltd.	3,500	28,842
Nidec Corp.	2,700	157,882
Nikon Corp.	8,300	245,045
Nintendo Co., Ltd.	2,600	277,421
Nippon Building Fund, Inc. (REIT)	15	154,656
Nippon Electric Glass Co., Ltd.	9,000	51,137
Nippon Express Co., Ltd.	21,000	86,738
Nippon Meat Packers, Inc.	4,000	55,069
Nippon Paper Group, Inc.	2,400	33,363
Nippon Steel & Sumitomo Metal	188,000	462,440
Nippon Telegraph & Telephone Corp.	10,638	446,862
Nippon Yusen Kabushiki Kaisha	38,000	89,432
Nishi-Nippon City Bank Ltd.	17,000	41,879
Nissan Motor Co., Ltd.	60,400	573,283
Nisshin Seifun Group, Inc.	4,500	56,309
Nissin Foods Holdings Co., Ltd.	1,500	56,877
Nitori Holdings Co., Ltd.	800	58,566
Nitto Denko Corp.	4,000	196,802
NKSJ Holdings, Inc.	9,100	193,801
NOK Corp.	2,500	38,730
Nomura Holdings, Inc.	89,500	528,433
Nomura Real Estate Holdings, Inc.	2,300	43,878
Nomura Real Estate Office Fund, Inc. (REIT)	6	34,427
Nomura Research Institute Ltd.	2,400	49,680
NSK Ltd.	11,000	78,389
NTT Data Corp.	31	96,924
NTT DoCoMo, Inc.	372	534,247
NTT Urban Development Corp.	25	24,145
Obayashi Corp.	16,000	90,062
Odakyu Electric Railway Co., Ltd.	15,000	156,047
OJI Paper Co., Ltd.	19,000	65,614
Olympus Corp.*	5,400	104,810
Omron Corp.	4,800	115,094
Ono Pharmaceutical Co., Ltd.	2,000	102,061
Oracle Corp.	1,000	41,678
Oriental Land Co., Ltd.	1,200	145,007
ORIX Corp.	2,540	286,611
Osaka Gas Co., Ltd.	46,000	167,083
Otsuka Corp.	400	30,264
Otsuka Holdings KK	9,022	253,292
Panasonic Corp.	53,614	325,759
Park24 Co., Ltd.	2,600	41,003
Rakuten, Inc.*	17,400	135,697
Resona Holdings, Inc.	45,900	208,102
Ricoh Co., Ltd.	16,000	169,983
Rinnai Corp.	800	54,352
ROHM Co., Ltd.	2,400	77,967
Sankyo Co., Ltd.	1,100	43,527
Sanrio Co., Ltd.	1,099	34,974
Santen Pharmaceutical Co., Ltd.	1,800	68,916
SBI Holdings, Inc.	5,344	47,700
Secom Co., Ltd.	5,200	262,077
Sega Sammy Holdings, Inc.	4,700	79,382
Sekisui Chemical Co., Ltd.	10,000	86,601
Sekisui House Ltd.	13,000	142,299
Seven & I Holdings Co., Ltd.	18,300	515,053
Seven Bank Ltd.	14,500	38,194
Sharp Corp. (a)	24,000	84,165
Shikoku Electric Power Co., Inc.	4,000	63,793
Shimadzu Corp.	6,000	40,476
Shimamura Co., Ltd.	500	48,421
Shimano, Inc.	1,800	114,772
Shimizu Corp.	15,000	56,413
Shin-Etsu Chemical Co., Ltd.	10,100	616,903
Shinsei Bank Ltd.	37,000	74,086
Shionogi & Co., Ltd.	7,300	121,601
Shiseido Co., Ltd.	8,900	125,156
Showa Denko KK	33,000	50,459
Showa Shell Sekiyu KK	4,500	25,551
SMC Corp.	1,300	235,837
Softbank Corp.	23,100	845,269
Sojitz Corp.	30,400	44,972
Sony Corp.	25,100	280,856
Sony Financial Holdings, Inc.	4,300	77,349
Square Enix Holdings Co., Ltd.	1,600	20,218
Stanley Electric Co., Ltd.	3,500	49,822
Sumco Corp.*	2,600	25,296
Sumitomo Chemical Co., Ltd.	35,000	110,426
Sumitomo Corp.	27,400	351,207
Sumitomo Electric Industries Ltd.	18,300	211,771
Sumitomo Heavy Industries Ltd.	14,000	66,866
Sumitomo Metal Mining Co., Ltd.	13,000	183,449
Sumitomo Mitsui Financial Group, Inc.	32,791	1,191,265
Sumitomo Mitsui Trust Holdings, Inc.	77,100	270,887
Sumitomo Realty & Development Co., Ltd.	9,000	299,046
Sumitomo Rubber Industries Ltd.	4,200	50,745
Suzuken Co., Ltd.	1,700	47,907
Suzuki Motor Corp.	8,800	230,047
Sysmex Corp.	1,800	82,469
T&D Holdings, Inc.	14,200	173,070
Taiheiyo Cement Corp.	26,000	71,545
Taisei Corp.	25,000	82,646
Taisho Pharmaceutical Holdings Co., Ltd.	900	61,469
Taiyo Nippon Sanso Corp.	6,000	34,275
Takashimaya Co., Ltd.	6,000	42,764
Takeda Pharmaceutical Co., Ltd.	19,300	862,510
TDK Corp.	3,000	109,092
Teijin Ltd.	23,000	56,727
Terumo Corp.	3,800	150,986
The Bank of Kyoto Ltd.	8,000	67,308
The Bank of Yokohama Ltd.	29,000	134,613
The Chiba Bank Ltd.	18,000	105,312
The Chugoku Bank Ltd.	4,000	55,838
The Furukawa Electric Co., Ltd.*	15,000	33,703
The Gunma Bank Ltd.	10,000	48,654
The Hachijuni Bank Ltd.	10,258	51,493
The Hiroshima Bank Ltd.	13,000	54,469
The Iyo Bank Ltd.	6,000	47,356
The Joyo Bank Ltd.	16,000	75,610
The Shizuoka Bank Ltd.	13,000	126,964
The Suruga Bank Ltd.	4,000	49,134
THK Co., Ltd.	3,000	53,909
Tobu Railway Co., Ltd.	24,000	127,007
Toho Co., Ltd.	2,800	49,314
Toho Gas Co., Ltd.	10,000	53,680
Tohoku Electric Power Co., Inc.*	11,400	106,089
Tokio Marine Holdings, Inc.	16,900	471,206
Tokyo Electric Power Co., Inc.*	35,800	85,805
Tokyo Electron Ltd.	4,300	197,857
Tokyo Gas Co., Ltd.	59,000	269,745
Tokyu Corp.	28,000	157,243
Tokyu Land Corp.	10,000	73,102
TonenGeneral Sekiyu KK	7,000	60,319
Toppan Printing Co., Ltd.	14,000	86,258
Toray Industries, Inc.	36,000	219,520
Toshiba Corp.	98,000	387,512
TOTO Ltd.	7,000	52,581
Toyo Seikan Kaisha Ltd.	3,700	49,844
Toyo Suisan Kaisha Ltd.	2,000	53,301
Toyoda Gosei Co., Ltd.	1,400	28,482
Toyota Boshoku Corp.	1,400	16,240
Toyota Industries Corp.	4,100	130,874
Toyota Motor Corp.	67,300	3,141,333
Toyota Tsusho Corp.	5,200	128,388
Trend Micro, Inc.*	2,600	78,464
Tsumura & Co.	1,500	45,206
Ube Industries Ltd.	25,000	60,121
Unicharm Corp.	2,800	145,758
Ushio, Inc.	2,500	27,304
USS Co., Ltd.	540	55,973
West Japan Railway Co.	4,100	161,468
Yahoo! Japan Corp.	349	112,960
Yakult Honsha Co., Ltd.	2,400	105,164
Yamada Denki Co., Ltd.	2,030	78,283
Yamaguchi Financial Group, Inc.	5,000	44,176
Yamaha Corp.	3,800	40,245
Yamaha Motor Co., Ltd.	6,900	76,484
Yamato Holdings Co., Ltd.	9,100	138,370
Yamato Kogyo Co., Ltd.	1,000	29,271
Yamazaki Baking Co., Ltd.	3,000	33,411
Yaskawa Electric Corp.	5,000	48,223
Yokogawa Electric Corp.	5,100	55,480
(Cost $48,465,586)		53,666,056
Luxembourg 0.4%
ArcelorMittal	22,636	391,853
Millicom International Cellular SA (SDR)	1,519	132,026
SES (FDR)	7,429	214,912
Tenaris SA	11,426	238,187
(Cost $978,847)		976,978
Macau 0.1%
Sands China Ltd.	58,419	262,065
Wynn Macau Ltd.*	38,381	105,775
(Cost $145,224)		367,840
Mexico 0.1%
Fresnillo PLC (d) (Cost $51,840)	4,372	135,658
Netherlands 2.7%
Aegon NV	43,243	275,579
Akzo Nobel NV	5,892	388,796
ASML Holding NV	7,707	498,949
Corio NV (REIT)	1,584	72,061
DE Master Blenders 1753 NV*	14,472	168,339
Delta Lloyd NV	3,516	58,515
European Aeronautic Defence & Space Co. NV	10,103	395,970
Fugro NV (CVA)	1,710	100,173
Gemalto NV	1,903	172,290
Heineken Holding NV	2,418	132,450
Heineken NV	5,580	372,202
ING Groep NV (CVA)*	93,500	894,112
Koninklijke (Royal) KPN NV	24,321	120,272
Koninklijke Ahold NV	24,532	325,851
Koninklijke Boskalis Westminster NV	1,782	81,240
Koninklijke DSM NV	3,731	224,734
Koninklijke Philips Electronics NV	25,385	681,037
Koninklijke Vopak NV	1,736	122,405
QIAGEN NV*	5,826	105,664
Randstad Holding NV	2,953	109,007
Reed Elsevier NV	16,626	246,331
TNT Express NV	7,666	86,718
Unilever NV (CVA)	39,705	1,498,219
Wolters Kluwer NV	7,428	153,596
Ziggo NV	3,005	97,118
(Cost $5,896,690)		7,381,628
New Zealand 0.1%
Auckland International Airport Ltd.	22,498	49,751
Contact Energy Ltd.*	8,274	35,713
Fletcher Building Ltd.	16,694	116,815
Sky City Entertainment Group Ltd.	13,943	43,780
Telecom Corp. of New Zealand Ltd.	44,052	83,308
(Cost $173,610)		329,367
Norway 0.9%
Aker Solutions ASA	3,843	79,081
DnB ASA	23,665	301,656
Gjensidige Forsikring ASA	4,968	71,497
Norsk Hydro ASA	22,709	115,688
Orkla ASA	18,968	166,061
Seadrill Ltd.	8,603	317,057
Statoil ASA	27,245	683,688
Telenor ASA	17,032	346,034
Yara International ASA	4,518	224,256
(Cost $944,354)		2,305,018
Portugal 0.2%
Banco Espirito Santo SA (Registered)*	48,310	58,319
EDP — Energias de Portugal SA	46,719	140,432
Galp Energia, SGPS, SA "B"	6,843	106,306
Jeronimo Martins, SGPS, SA	5,275	101,790
Portugal Telecom, SGPS, SA (Registered)	14,642	73,243
(Cost $475,142)		480,090
Singapore 1.8%
Ascendas Real Estate Investment Trust (REIT)	47,200	92,470
CapitaCommercial Trust (REIT)	51,000	70,499
CapitaLand Ltd.	62,125	190,587
CapitaMall Trust (REIT)	57,870	101,401
CapitaMalls Asia Ltd.	33,360	53,660
City Developments Ltd.	12,000	127,998
ComfortDelGro Corp., Ltd.	46,000	67,419
DBS Group Holdings Ltd.	43,973	538,288
Fraser & Neave Ltd.	22,488	178,987
Genting Singapore PLC	147,995	169,341
Global Logistic Properties Ltd.	52,000	119,567
Golden Agri-Resources Ltd.	167,373	90,103
Hutchison Port Holdings Trust (Units)	130,000	103,498
Jardine Cycle & Carriage Ltd.	2,604	103,604
Keppel Corp., Ltd.	35,149	319,381
Keppel Land Ltd.	17,749	59,327
Olam International Ltd.	35,898	46,040
Oversea-Chinese Banking Corp., Ltd.	63,514	511,011
SembCorp Industries Ltd.	24,449	106,530
SembCorp Marine Ltd.	20,600	78,425
Singapore Airlines Ltd.	13,670	120,896
Singapore Exchange Ltd.	21,000	121,745
Singapore Press Holdings Ltd.	40,758	134,848
Singapore Technologies Engineering Ltd.	38,000	119,950
Singapore Telecommunications Ltd.	195,301	531,132
StarHub Ltd.	14,000	43,716
United Overseas Bank Ltd.	30,822	504,816
UOL Group Ltd.	10,544	52,048
Wilmar International Ltd.	47,000	129,899
Yangzijiang Shipbuilding Holdings Ltd.	44,569	35,310
(Cost $2,782,913)		4,922,496
Spain 3.0%
Abertis Infraestructuras SA	8,828	147,124
Acciona SA	659	49,973
ACS, Actividades de Construccion y Servicios SA	3,473	88,881
Amadeus IT Holding SA "A"	7,602	190,767
Banco Bilbao Vizcaya Argentaria SA	133,025	1,221,215
Banco de Sabadell SA	67,921	179,973
Banco Popular Espanol SA	130,046	100,218
Banco Santander SA	251,846	2,030,656
Bankia SA*	24,219	12,379
CaixaBank SA (a)	19,488	68,129
Caixabank SA*	433	1,507
Distribuidora Internacional de Alimentacion SA	14,582	93,699
Enagas SA	4,504	96,381
Ferrovial SA	10,119	149,196
Gas Natural SDG SA	8,719	159,435
Grifols SA*	3,193	112,341
Grifols SA "B"*	426	10,858
Iberdrola SA	97,484	543,608
Industria de Diseno Textil SA	5,327	746,301
Mapfre SA	19,068	58,853
Red Electrica Corporacion SA (a)	2,567	126,829
Repsol SA	19,880	408,269
Telefonica SA	100,055	1,358,620
Zardoya Otis SA	3,812	54,944
(Cost $7,761,636)		8,010,156
Sweden 3.1%
Alfa Laval AB	8,129	170,390
Assa Abloy AB "B"	8,241	310,319
Atlas Copco AB "A"	16,244	449,684
Atlas Copco AB "B"	9,443	231,675
Boliden AB	6,760	128,488
Electrolux AB "B"	5,828	153,064
Elekta AB "B"	9,353	147,494
Getinge AB "B"	4,766	161,454
Hennes & Mauritz AB "B"	23,148	804,378
Hexagon AB "B"	5,693	143,108
Husqvarna AB "B"	9,248	56,059
Industrivarden AB "C"	2,946	48,994
Investor AB "B"	11,105	291,265
Kinnevik Investment AB "B"	5,086	106,273
Lundin Petroleum AB*	5,615	129,561
Nordea Bank AB	64,063	613,544
Ratos AB "B"	4,713	45,397
Sandvik AB	24,314	390,787
Scania AB "B"	7,737	160,915
Securitas AB "B"	7,748	68,060
Skandinaviska Enskilda Banken AB "A"	34,981	298,303
Skanska AB "B"	9,150	150,543
SKF AB "B"	9,483	239,963
Svenska Cellulosa AB "B"	14,068	307,958
Svenska Handelsbanken AB "A"	12,050	431,751
Swedbank AB "A"	19,683	387,330
Swedish Match AB	5,035	169,583
Tele2 AB "B"	7,600	137,836
Telefonaktiebolaget LM Ericsson "B"	74,510	749,441
TeliaSonera AB	53,562	364,838
Volvo AB "B"	34,251	472,311
(Cost $4,316,326)		8,320,766
Switzerland 9.3%
ABB Ltd. (Registered)*	53,777	1,116,620
Actelion Ltd. (Registered)*	2,552	122,582
Adecco SA (Registered)*	3,215	170,413
Aryzta AG*	2,157	110,672
Baloise Holding AG (Registered)	1,170	102,105
Banque Cantonale Vaudoise (Registered)	68	36,099
Barry Callebaut AG (Registered)*	45	43,453
Compagnie Financiere Richemont SA "A"	12,761	1,020,414
Credit Suisse Group AG (Registered)*	30,639	768,773
Ems-Chemie Holding AG	213	50,238
Geberit AG (Registered)*	902	199,683
Givaudan SA (Registered)*	201	213,096
Glencore International PLC	92,800	540,810
Holcim Ltd. (Registered)*	5,596	412,162
Julius Baer Group Ltd.*	5,224	187,952
Kuehne & Nagel International AG (Registered)	1,298	157,968
Lindt & Spruengli AG*	22	71,752
Lindt & Spruengli AG (Registered)*	3	113,213
Lonza Group AG (Registered)*	1,242	67,177
Nestle SA (Registered)	78,638	5,125,162
Novartis AG (Registered)	56,101	3,551,839
Pargesa Holding SA (Bearer)	650	44,981
Partners Group Holding AG	436	100,703
Roche Holding AG (Genusschein)	17,137	3,491,234
Schindler Holding AG	1,172	169,285
Schindler Holding AG (Registered)	536	75,968
SGS SA (Registered)	132	293,231
Sika AG (Bearer)	51	118,199
Sonova Holding AG (Registered)*	1,214	134,496
STMicroelectronics NV	15,731	114,695
Sulzer AG (Registered)	592	93,819
Swatch Group AG (Bearer)	745	383,403
Swatch Group AG (Registered)	1,077	94,060
Swiss Life Holding AG (Registered)*	748	99,831
Swiss Prime Site AG (Registered)*	1,348	112,791
Swiss Re AG.*	8,596	627,373
Swisscom AG (Registered)	568	244,974
Syngenta AG (Registered)	2,276	918,100
Transocean Ltd.	8,786	392,572
UBS AG (Registered)*	88,844	1,397,176
Wolseley PLC	6,783	322,403
Xstrata PLC	51,327	912,905
Zurich Insurance Group AG*	3,598	962,075
(Cost $14,789,368)		25,286,457
United Kingdom 21.3%
3i Group PLC	23,705	82,868
Aberdeen Asset Management PLC	20,509	121,616
Admiral Group PLC	5,018	96,089
Aggreko PLC	6,673	191,371
AMEC PLC	7,440	121,725
Anglo American PLC	33,948	1,083,672
Antofagasta PLC	9,538	211,942
ARM Holdings PLC	33,677	430,625
Associated British Foods PLC	8,597	218,828
AstraZeneca PLC	30,431	1,438,637
Aviva PLC	71,266	430,218
Babcock International Group PLC	8,845	137,263
BAE Systems PLC	78,946	433,728
Balfour Beatty PLC	16,857	75,331
Barclays PLC	283,675	1,225,017
BG Group PLC	82,910	1,390,257
BHP Billiton PLC	51,563	1,811,898
BP PLC	464,559	3,218,818
British American Tobacco PLC	47,408	2,402,165
British Land Co. PLC (REIT)	20,974	194,991
British Sky Broadcasting Group PLC	26,255	327,975
BT Group PLC	192,268	724,753
Bunzl PLC	8,036	131,210
Burberry Group PLC	10,663	218,320
Capita PLC	15,831	196,029
Capital Shopping Centers Group PLC (REIT)	13,851	77,932
Carnival PLC	4,380	169,316
Centrica PLC	126,497	687,181
Cobham PLC	26,741	97,251
Compass Group PLC	45,607	539,383
Croda International PLC	3,200	123,976
Diageo PLC	61,152	1,780,289
Eurasian Natural Resources Corp.	6,372	30,656
Evraz PLC	7,635	33,700
G4S PLC	34,597	144,465
GKN PLC	41,059	153,201
GlaxoSmithKline PLC	121,335	2,634,375
Hammerson PLC (REIT)	17,555	141,443
Hargreaves Lansdown PLC	6,018	66,873
HSBC Holdings PLC	446,482	4,722,364
ICAP PLC	13,688	70,028
IMI PLC	7,720	137,306
Imperial Tobacco Group PLC	24,218	935,174
Inmarsat PLC	11,018	106,358
InterContinental Hotels Group PLC	6,580	185,041
International Consolidated Airlines Group SA*	22,879	67,616
Intertek Group PLC	3,862	194,899
Invensys PLC	19,975	108,525
Investec PLC	12,763	86,929
ITV PLC	91,136	156,347
J Sainsbury PLC	29,466	165,788
Johnson Matthey PLC	4,962	190,567
Kazakhmys PLC	5,298	69,667
Kingfisher PLC	57,588	265,993
Land Securities Group PLC (REIT)	18,965	256,403
Legal & General Group PLC	145,757	351,889
Lloyds Banking Group PLC*	1,029,588	824,986
London Stock Exchange Group PLC	4,365	76,245
Marks & Spencer Group PLC	39,222	244,538
Meggitt PLC	19,277	120,169
Melrose Industries PLC	28,958	107,883
National Grid PLC	88,883	1,018,104
Next PLC	4,064	250,833
Old Mutual PLC	120,559	358,096
Pearson PLC	19,882	388,680
Petrofac Ltd.	6,370	172,581
Prudential PLC	62,360	870,127
Reckitt Benckiser Group PLC	15,887	995,221
Reed Elsevier PLC	29,562	310,398
Rexam PLC	21,305	149,713
Rio Tinto PLC	32,722	1,906,791
Rolls-Royce Holdings PLC*	45,609	657,146
Royal Bank of Scotland Group PLC*	51,938	279,732
Royal Dutch Shell PLC "A"	90,623	3,202,121
Royal Dutch Shell PLC "B"	64,152	2,270,490
RSA Insurance Group PLC	85,865	173,302
SABMiller PLC	23,349	1,098,993
Schroders PLC	2,781	78,131
Segro PLC (REIT)	18,202	74,635
Serco Group PLC	12,178	104,842
Severn Trent PLC	5,841	149,648
Smith & Nephew PLC	21,635	239,426
Smiths Group PLC	9,521	187,404
SSE PLC	23,017	531,948
Standard Chartered PLC	58,367	1,479,526
Standard Life PLC	56,865	303,735
Subsea 7 SA	6,903	165,099
Tate & Lyle PLC	11,490	142,480
Tesco PLC	196,290	1,078,283
The Sage Group PLC	30,922	148,135
The Weir Group PLC	5,137	159,450
Tui Travel PLC	9,966	46,379
Tullow Oil PLC	22,249	453,087
Unilever PLC	31,308	1,188,383
United Utilities Group PLC	16,465	180,675
Vedanta Resources PLC	2,429	47,474
Vodafone Group PLC	1,199,901	3,017,590
Whitbread PLC	4,476	178,443
William Morrison Supermarkets PLC	57,053	244,024
WPP PLC	30,714	446,498
(Cost $44,377,765)		57,787,725
Total Common Stocks (Cost $201,485,295)		266,861,878

Preferred Stocks 0.6%
Germany
Bayerische Motoren Werke (BMW) AG	1,299	83,944
Henkel AG & Co. KGaA	4,401	361,424
Porsche Automobil Holding SE	3,813	310,708
ProSiebenSat.1 Media AG	2,010	56,560
RWE AG	891	33,605
Volkswagen AG	3,533	803,779
Total Preferred Stocks (Cost $724,470)		1,650,020

Rights 0.0%
Singapore 0.0%
Olam International Ltd., Expiration Date 01/21/2013* (Cost $0)	11,236	0
Spain 0.0%
Grifols SA, Expiration Date 1/2/2013*	3,619	4,290
Repsol SA, Expiration Date 01/16/2013*	19,880	12,123
(Cost $15,816)		16,413
Total Rights (Cost $15,816)		16,413

Securities Lending Collateral 0.3%
Daily Assets Fund Institutional, 0.20% (f) (g) (Cost $921,515)	921,515	921,515

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $203,147,096)†	99.4	269,449,826
Other Assets and Liabilities, Net	0.6	1,562,669
Net Assets	100.0	271,012,495

* Non-income producing security.

† The cost for federal income tax purposes was $210,759,525. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $58,690,301. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $91,697,325 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $33,007,024.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $850,323, which is 0.3% of net assets.

(b) Affiliated issuer. This security is owned in proportion with its representation in the index.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Listed on the London Stock Exchange.

(e) Listed on the NASDAQ Stock Market, Inc.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CDI: Chess Depositary Interest

CVA: Certificaten Van Aandelen (Certificate of Stock)

FDR: Fiduciary Depositary Receipt

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
ASX SPI 200 Index	AUD	3/21/2013	2	239,674	2,847
Euro Stoxx 50 Index	EUR	3/15/2013	42	1,449,702	(2,328)
FTSE 100 Index	GBP	3/15/2013	6	569,987	(1,915)
Nikkei 225 Index	JPY	3/7/2013	7	419,144	23,590
Total net unrealized appreciation					22,194

At December 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	154,000	CHF	142,347	3/20/2013	1,865	UBS AG
USD	742,000	EUR	566,360	3/20/2013	6,106	UBS AG
USD	467,000	GBP	288,942	3/20/2013	2,252	Morgan Stanley
USD	90,000	HKD	697,395	3/20/2013	1	Citigroup, Inc.
USD	40,000	SEK	266,774	3/20/2013	948	Morgan Stanley
AUD	193,008	USD	200,000	3/20/2013	746	Morgan Stanley
CHF	264,372	USD	290,000	3/20/2013	522	UBS AG
EUR	377,946	USD	500,000	3/20/2013	770	The Goldman Sachs & Co.
JPY	13,491,296	USD	160,000	3/21/2013	4,172	Morgan Stanley
JPY	24,959,546	USD	290,000	3/21/2013	1,710	The Goldman Sachs & Co.
Total unrealized appreciation					19,092

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	249,000	AUD	240,926	3/20/2013	(278)	UBS AG
USD	10,000	SGD	12,195	3/20/2013	(17)	UBS AG
GBP	235,273	USD	380,000	3/20/2013	(2,090)	The Goldman Sachs & Co.
SEK	653,255	USD	100,000	3/20/2013	(269)	UBS AG
USD	450,000	JPY	38,700,360	3/21/2013	(3,000)	UBS AG
USD	110,000	JPY	9,137,722	3/21/2013	(4,457)	Morgan Stanley
Total unrealized depreciation					(10,111)

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (h)
Australia	$—	$23,904,524	$0	$23,904,524
Austria	—	793,549	—	793,549
Belgium	—	3,113,877	—	3,113,877
Channel Islands	—	346,592	—	346,592
Denmark	—	3,099,326	—	3,099,326
Finland	—	2,135,338	—	2,135,338
France	—	24,491,596	—	24,491,596
Germany	—	21,695,029	—	21,695,029
Greece	—	153,580	—	153,580
Hong Kong	—	8,217,755	—	8,217,755
Ireland	2,162	1,636,308	—	1,638,470
Israel	—	1,456,950	—	1,456,950
Italy	—	5,845,057	—	5,845,057
Japan	—	53,666,056	—	53,666,056
Luxembourg	—	976,978	—	976,978
Macau	—	367,840	—	367,840
Mexico	—	135,658	—	135,658
Netherlands	—	7,381,628	—	7,381,628
New Zealand	—	329,367	—	329,367
Norway	—	2,305,018	—	2,305,018
Portugal	—	480,090	—	480,090
Singapore	—	4,922,496	—	4,922,496
Spain	—	8,010,156	—	8,010,156
Sweden	—	8,320,766	—	8,320,766
Switzerland	—	25,286,457	—	25,286,457
United Kingdom	—	57,787,725	—	57,787,725
Preferred Stocks	—	1,650,020	—	1,650,020
Rights	—	16,413	0	16,413
Short-Term Investments (h)	921,515	—	—	921,515
Derivatives (h)
Futures Contracts	26,437	—	—	26,437
Forward Foreign Currency Exchange Contracts	—	19,092	—	19,092
Total	$950,114	$268,545,241	$0	$269,495,355
Liabilities
Derivatives (i)
Futures Contracts	$(4,243)	$—	$—	$(4,243)
Forward Foreign Currency Exchange Contracts	—	(10,111)	—	(10,111)
Total	$(4,243)	$(10,111)	$—	$(14,354)

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $202,225,581) — including $850,323 of securities loaned	$268,528,311
Investment in Daily Assets Fund Institutional (cost $921,515)*	921,515
Total investments in securities, at value (cost $203,147,096)	269,449,826
Cash	56,571
Foreign currency, at value (cost $965,194)	938,896
Deposit with broker for futures contracts	1,762,978
Receivable for investments sold	6,272
Receivable for Fund shares sold	443,220
Dividends receivable	267,080
Interest receivable	7,556
Receivable for variation margin on futures contracts	22,194
Unrealized appreciation on forward foreign currency exchange contracts	19,092
Foreign taxes recoverable	235,648
Other assets	9,285
Total assets	273,218,618
Liabilities
Payable upon return of securities loaned	921,515
Payable for investments purchased	63,437
Line of credit loan payable	800,000
Payable for Fund shares redeemed	168,473
Unrealized depreciation on forward foreign currency exchange contracts	10,111
Accrued management fee	57,009
Accrued Trustees' fees	6,407
Other accrued expenses and payables	179,171
Total liabilities	2,206,123
Net assets, at value	$271,012,495

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2012 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(742,934)
Net unrealized appreciation (depreciation) on: Investments	66,302,730
Futures	22,194
Foreign currency	(13,559)
Accumulated net realized gain (loss)	(38,688,878)
Paid-in capital	244,132,942
Net assets, at value	$271,012,495
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($271,012,495 ÷ 21,869,167 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.39

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $607,363)	$8,682,324
Interest	18,188
Income distributions — Central Cash Management Fund	3,285
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	228,211
Total income	8,932,008
Expenses: Management fee	633,999
Administrative fee	253,600
Services to shareholders	122,621
Custodian fee	159,745
Audit and tax fees	70,030
Legal fees	8,397
Reports to shareholders	41,359
Registration fees	25,432
Trustees' fees and expenses	15,071
Interest expense	1,706
Other	44,140
Total expenses	1,376,100
Net investment income	7,555,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,868,761
Futures	1,414,602
Foreign currency	35,224
17,318,587
Change in net unrealized appreciation (depreciation) on: Investments	21,216,808
Futures	(29,432)
Foreign currency	(35,666)
21,151,710
Net gain (loss)	38,470,297
Net increase (decrease) in net assets resulting from operations	$46,026,205

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$7,555,908	$9,548,344
Net realized gain (loss)	17,318,587	3,889,040
Change in net unrealized appreciation (depreciation)	21,151,710	(52,994,967)
Net increase (decrease) in net assets resulting from operations	46,026,205	(39,557,583)
Distributions to shareholders from: Net investment income	(8,091,392)	(9,449,947)
Fund share transactions: Proceeds from shares sold	66,795,525	81,684,213
Reinvestment of distributions	7,921,910	9,261,677
Payments for shares redeemed	(124,228,550)	(81,965,519)
Redemption fees	2,880	3,539
Net increase (decrease) in net assets from Fund share transactions	(49,508,235)	8,983,910
Increase (decrease) in net assets	(11,573,422)	(40,023,620)
Net assets at beginning of period	282,585,917	322,609,537
Net assets at end of period (including distributions in excess of net investment income of $742,934 and $1,029,575, respectively)	$271,012,495	$282,585,917

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$10.79	$12.73	$12.14	$9.64	$17.39
Income (loss) from investment operations: Net investment income (loss)a	.35	.38	.28	.27	.45
Net realized and unrealized gain (loss)	1.63	(1.95)	.65	2.53	(7.84)
Total from investment operations	1.98	(1.57)	.93	2.80	(7.39)
Less distributions from: Net investment income	(.38)	(.37)	(.34)	(.30)	(.36)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$12.39	$10.79	$12.73	$12.14	$9.64
Total Return (%)	18.35	(12.39)	7.67	29.27	(42.46)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	271	283	323	336	255
Ratio of expenses (%)	.54	.50	.51	.52	.52
Ratio of net investment income (loss) (%)	2.98	3.03	2.37	2.61	3.18
Portfolio turnover rate (%)	8	6	5	9	16
a Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS EAFE® Equity Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $31,436,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 ($24,989,000) and December 31, 2018 ($6,447,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2012 through December 31, 2012, the Fund elects to defer qualified late year losses of approximately $1,638,153 of net long-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, futures contracts, forward currency contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,266,521
Capital loss carryforwards	$(31,436,000)
Net unrealized appreciation (depreciation) on investments	$58,690,301

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income	$8,091,392	$9,449,947

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2012, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2012, is included in a table following the Fund's Investment Portfolio. For the period ended December 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,679,000 to $9,229,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2012, is included in a table following the Fund's Investment Portfolio. For the period ended December 31, 2012, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $731,000 to $6,590,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $2,047,000 to $7,224,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$26,437	$26,437
Foreign Exchange Contracts (b)	19,092	—	19,092
	$19,092	$26,437	$45,529

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(4,243)	$(4,243)
Foreign Exchange Contracts (b)	(10,111)	—	(10,111)
	$(10,111)	$(4,243)	$(14,354)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$1,414,602	$1,414,602
Foreign Exchange Contracts (b)	137,007	—	137,007
	$137,007	$1,414,602	$1,551,609

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(29,432)	$(29,432)
Foreign Exchange Contracts (b)	(25,849)	—	(25,849)
	$(25,849)	$(29,432)	$(55,281)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $20,609,207 and $69,216,128, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Northern Trust Investments, Inc. ("NTI") serves as subadvisor. As a subadvisor to the Fund, NTI makes investment decisions and buys and sells securities for the Fund. NTI is paid by the Advisor for the services NTI provides to the Fund.

The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $253,600, of which $22,804 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC compensates DST out of the shareholder servicing fee it receives from the Fund. DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. For the year ended December 31, 2012, the amount charged to the Fund by DISC aggregated $84,021, of which $21,224 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,984, of which $10,324 is unpaid.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At December 31, 2012, the Fund had a $800,000 outstanding loan. Interest incurred on the borrowing was $1,706 for the year ended December 31, 2012. The average dollar amount of the borrowings was $1,030,000, the weighted average interest rate on these borrowings was 1.50% and the Fund had an outstanding loan for 41 days throughout the period. The borrowings were valued at cost, which approximates fair value.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold	5,741,964	$66,795,525	6,625,124	$81,684,213
Shares issued to shareholders in reinvestment of distributions	643,750	7,921,910	837,521	9,261,677
Shares redeemed	(10,696,083)	(124,228,550)	(6,632,888)	(81,965,519)
Redemption fees		2,880		3,539
Net increase (decrease)	(4,310,369)	$(49,508,235)	829,757	$8,983,910

G. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2012, there was one non-affiliated shareholder account which held approximately 42% and one affiliated shareholder account which held approximately 19% of the outstanding shares of the Fund. On February 8, 2013, this affiliated shareholder account redeemed.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS EAFE® Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS EAFE® Equity Index Fund (the "Fund") at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 22, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012 (Unaudited)
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,142.40
Expenses Paid per $1,000*	$2.80
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,022.52
Expenses Paid per $1,000*	$2.64

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Institutional Class
DWS EAFE® Equity Index Fund	.52%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

The Fund paid foreign taxes of $286,060 and earned $6,387,435 of foreign source income during the year ended December 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.30 per share as income earned from foreign sources for the year ended December 31, 2012.

For federal income tax purposes, the Fund designates $6,739,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS EAFE® Equity Index Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Northern Trust Investments, Inc. ("NTI") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Institutional Class shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Institutional Class shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack
President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Institutional Class:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	23339C 768
Fund Number	558

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DEAFE-2
(R-025781-2 2/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EAFE EQUITY INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$63,531	$0	$0	$0
2011	$61,389	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2013